UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 22, 2010

VCA Antech, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16783	95-4097995
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12401 West Olympic Boulevard, Los Angeles, California	90064-1022
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (310) 571-6500

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 22, 2010, VCA Antech, Inc. issued a press release which included earnings for the second quarter of fiscal year 2010. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

99.1	Press release dated July 22, 2010, regarding earnings for the second quarter of fiscal year 2010

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VCA Antech, Inc. (Registrant)
July 22, 2010 (Date)	/s/ TOMAS W. FULLER Tomas W. Fuller Chief Financial Officer

EXHIBIT INDEX

Exhibits

99.1	Press release dated July 22, 2010, regarding earnings for the second quarter of fiscal year 2010